UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2001

EPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19591	33-0245076
(Commission File No.)	(IRS Employer Identification No.)

5820 Nancy Ridge Drive
San Diego, California 92122
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 860-2500

ITEM 5. OTHER EVENTS.

     On December 19, 2001, Epimmune Inc. issued a press release announcing the issuance of 2,000,000 shares of common stock in a private financing. A copy of the press release dated December 19, 2001 is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.
99.1	Press Release dated December 19, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIMMUNE INC

Dated: December 19, 2001	By:	/s/ Robert DeVaere

Robert DeVaere Vice President, Finance and Chief Financial Officer (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the Registrant)

INDEX TO EXHIBITS

99.1	Press Release dated December 19, 2001